UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

SCHEDULE 14A

_________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOMINARI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

August 11, 2023

Dear Stockholder:

You are cordially invited to attend Dominari Holdings Inc.’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on Thursday, September 21, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. The formal meeting notice and proxy statement for the 2023 Annual Meeting are attached.

The 2023 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting online, vote and submit your questions during the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/DOMH2023.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the 2023 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the 2023 Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the 2023 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on September 20, 2023. If you attend the 2023 Annual Meeting online and wish to vote at the 2023 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of, and interest in, Dominari Holdings Inc.

Sincerely,
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board
New York, New York
August 11, 2023

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2023 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2023 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2023 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2023 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2023 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2023 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Dominari Holdings Inc.
725 5th Avenue, 22nd Floor
New York, New York 10022
(703) 992-9325

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 21, 2023
11:00 a.m. Eastern Time/8:00 a.m. Pacific Time

August 11, 2023

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Dominari Holdings Inc., a Delaware corporation (the “Company,” “Dominari Holdings Inc.,” “Dominari”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Thursday, September 21, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect three (3) Class III directors to serve terms in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(3)    To approve on a non-binding advisory basis the executive compensation of our named executive officers;

(4)    To vote on the frequency of such nonbinding advisory votes regarding the executive compensation of named executive officers, every one (1), two (2) or three (3) years; and

(5)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, a vote “FOR” each of Proposal 2 and Proposal 3, and a vote “FOR” three years for Proposal 4.

Pursuant to our Second Amended and Restated Bylaws, our Board has fixed the close of business on July 27, 2023 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2023 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2023 Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 11, 2023 we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our annual report on Form 10-K for the fiscal year ended December 31, 2022 (“2022 Annual Report”) online. Stockholders who have received the Notice of Internet Availability will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the 2023 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2023 on Thursday, September 21, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability that you received for the 2023 Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2023 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2023 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the 2023 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the 2023 Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on Thursday, September 21, 2023:    This Notice of the 2023 Annual Meeting the Proxy Statement, including proxy card, and our 2022 Annual Report are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS OF DOMINARI HOLDINGS INC.
	By:	/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board
New York, NY
August 11, 2023

i

Dominari Holdings Inc.
725 5th Avenue, 22nd Floor
New York, New York 10022
(703) 992-9325

PROXY STATEMENT
FOR
2023 ANNUAL MEETING OF STOCKHOLDERS
September 21, 2023

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on Thursday, September 21, 2023: The Notice of the 2023 Annual Meeting of Stockholders, this Proxy Statement, including proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) are available at www.proxyvote.com.

Your proxy is solicited by our Board of Directors (the “Board”) for our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), to be held Thursday, September 21, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. The 2023 Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 725 5th Avenue, 22nd Floor, New York, New York 10022, and the telephone number is (703) 992-9325.

At the 2023 Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)    The election of three (3) Class III directors to serve terms in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(3)    The approval on a non-binding advisory basis of the executive compensation of our named executive officers;

(4)    The frequency of such nonbinding advisory votes regarding the executive compensation of named executive officers every one (1), two (2) or three (3) years; and

(5)    Any other business that may properly come before the 2023 Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, a vote “FOR” each of Proposal 2 and Proposal 3, and a vote “FOR” three years for Proposal 4.

Pursuant to our Second Amended and Restated Bylaws, our Board has fixed the close of business on July 27, 2023 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2023 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2023 Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 11, 2023, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our 2022 Annual Report online. Stockholders who have received the Notice of Internet Availability will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the 2023 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2023 on Thursday, September 21, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2023 Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the 2023 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2023 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2022 Annual Report.

What is the Purpose of the 2023 Annual Meeting?

This is the 2023 Annual Meeting of the Company’s Stockholders. At the meeting, you will be voting upon:

(1)    The election of three (3) Class III directors to serve terms in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(3)    The approval on a non-binding advisory basis of the executive compensation of our named executive officers;

(4)    The frequency of such nonbinding advisory votes regarding the executive compensation of named executive officers every one (1), two (2) or three (3) years; and

(5)    Any other business that may properly come before the 2023 Annual Meeting or any adjournments or postponements thereof.

How does the Board recommend that I vote?

The Board unanimously recommends that the stockholders vote “FOR” the approval of each of the Director Nominees in Proposal 1, vote “FOR” each of Proposal 2 and Proposal 3, and vote “FOR” three (3) years for Proposal 4.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Dominari Holdings Inc.
725 5th Avenue, 22nd Floor
New York, New York 10022
Attention: Corporate Secretary
Telephone: (703) 992-9325

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on July 27, 2023 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting or any adjournment thereof. You can vote at the 2023 Annual Meeting if you held shares of our common stock, Series D convertible preferred stock (the “Series D Preferred Stock”) or Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”), collectively, the “Voting Capital” as of the close of business on the Record Date. On the Record Date, there were 5,345,312 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

Series D Preferred Stock — each share of Series D Preferred Stock entitles the holder to 0.007285 votes; and

Series D-1 Preferred Stock — each share of Series D-1 Preferred Stock entitles the holder to 0.007285 votes.

A list of stockholders of record entitled to vote at the 2023 Annual Meeting will be available for inspection at our principal executive offices located at 725 5th Avenue, 22nd Floor, New York, New York 10022 for a period of at least ten (10) days prior to the 2023 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2023 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2023 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2023 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2023 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2023 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.      Vote by Internet.

(a)     Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)    During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2023. You will be able to attend the 2023 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2023 Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone.    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.      Vote by Internet.

(a)     Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)    During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2023. You will be able to attend the 2023 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2023 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2023 Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone.    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2023 Annual Meeting and not revoked will be voted at the 2023 Annual Meeting as instructed by you in a proxy delivered before the 2023 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2 and Proposal 3, “for” three (3) years for Proposal 4, and with regard to any other matters that may be properly presented at the 2023 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the 2023 Annual Meeting, we must have a quorum. A quorum is present when at least 331/3% of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 1,781,771 votes must be represented in person or by proxy at the 2023 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2023 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2023 Annual Meeting. If there is not a quorum at the 2023 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposal 2 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2023 Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of three (3) Class III directors	Plurality of the votes cast (the three (3) directors receiving the most “For” votes)	No
(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	A majority of the votes cast	Yes
(3)	Approval, by non-binding advisory vote, of our executive compensation	A majority of the votes cast	No

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(4)

Approval by a non-binding advisory vote of whether future non-binding advisory votes to approve the compensation paid by us to our named executive officers should be held every one (1), two (2) or three (3) years.

		The highest number of affirmative votes	No

What Are the Voting Procedures?

In voting by proxy regarding the election of Class III directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2023 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR Proposals 1, 2 and 3, and FOR three (3) years for Proposal 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us or (iii) voting via the Internet at the 2023 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Dominari Holdings Inc., 725 5th Avenue, 22nd Floor, New York, New York 10022, Attention: Michelle Kijik. Revocations of proxies must be received prior to the time of the 2023 Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the 2023 Annual Meeting.

How can I find out the Results of the Voting at the 2023 Annual Meeting?

Preliminary voting results will be announced at the 2023 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within (4) four business days after the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on Thursday, September 21, 2023: The Notice of Annual Meeting of Stockholders, this Proxy Statement (including proxy card) and our Annual Report are available at www.proxyvote.com.

GOVERNANCE OF THE COMPANY

Executive Officers

The names of our Named Executive Officers and each of his age and position as of the Record Date is set forth below.

Name	Age	Position
Anthony Hayes	55	Chief Executive Officer
George Way	56	Chief Financial Officer
Christopher Devall	41	Chief Operating Officer
Kyle Wool	46	Chief Executive Officer of Dominari Financial, Inc.

Directorships

The current Board of Directors of the Company consists of Mr. Tim S. Ledwick, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire, Mr. Kyle Wool, Mr. Robert Dudley, and Ms. Soo Yu.

Except as otherwise reported therein, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Board Leadership Structure and Role in Risk Oversight

Our Company currently separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the Board believes the separation of these roles is appropriate for us at this time, the advisability of the separation depends upon the specific circumstances and dynamics of our leadership and may change in the future.

As Chairman of the Board, Dr. Vander Zanden serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Chairman of the Board and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board to recruit executives into the CEO position who possess skills and experience necessary to lead and grow our Company, but who may not have extensive public company board experience.

The Board has six standing committees, including one sub-committee: (i) Audit, (ii) Compensation, (iii) Nominating & Governance, (iv) Investment, (v) Pricing, and (vi) a sub-committee for Financial Services. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	Pricing	Investment
Robert J. Vander Zanden	X	X	X
Anthony Hayes					X	X
Tim S. Ledwick	X	X
Gregory James Blattner	X			X	X	X
Paul LeMire	X	X	X	X
Robert Dudley	X		X	X
Kyle Wool					X	X
Soo Yu

Audit Committee

The current Audit Committee members are Mr. Ledwick (Chairman), Dr. Vander Zanden and Mr. LeMire. The Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.dominari.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the Nasdaq and the SEC. The Board has determined that Mr. Ledwick qualifies as an audit committee financial expert as defined in the SEC and Nasdaq rules.

Compensation Committee

The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its current members are Mr. Dudley (Chairman), Dr. Vander Zanden and Mr. LeMire. The Compensation Committee Charter is available on our website at www.dominari.com.

Nominating Committee

The Nominating Committee presents and recommends to the Board, for approval by the Board, the proposed Board for election by the stockholders. Its members are Mr. Blattner (Chairman), Mr. LeMire, and Mr. Dudley. The Nominating Committee Charter is available on our website at www.dominari.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any annual meeting of stockholders, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o Dominari Holdings Inc., Attention: Michelle Kijik, 725 5th Avenue, 22nd Floor, New York, New York 10022, or via e-mail at info@dominari.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

Our Board held, during the year 2022, a total of 8 regularly scheduled and special meetings, the Audit Committee held 6 meetings, the Compensation Committee held 9 meetings, the Investment Committee held 1 meeting and the Nominating Committee and Pricing Committee did not hold any meetings. Each of our incumbent directors attended at least 75% of the Board and Committee meetings, with the exception of Kyle Wool, who attended fewer than 75% of the Compensation Committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy regarding Board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in biomedicine, medical and drug regulation in China, intellectual property, early-stage companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by management and nominated by the full Board.

Board Diversity Matrix

Board Diversity Matrix as of the Record Date

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.dominari.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2022, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2022 were filed in a timely manner.

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2022 and 2021, to our Named Executive Officers, which includes our Chief Executive Officer and two other executive officers earning in excess of $100,000 during any such year.

Summary of Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony Hayes,	2022	500,000	500,000	484,888	—	—	—	208,462	1,693,350
Chief Executive Officer, Director,	2021	460,000	500,000	—	—	—	—	—	960,000
Principal Accounting Officer and
Principal Financial Officer

Darrell Dotson,	2022	317,308	—	—	—	—	—	—	317,308
VP of Drug Development and	2021	275,000	50,000	—	—	—	—	—	325,000
General Counsel(2)

Christopher Devall,	2022	125,000	100,000	47,601	—	—	—	—	272,601
VP of Operations	2021	—	—	—	—	—	—	—	—

Carlos Aldavero	2022	198,750	213,000	146,250	—	—	—	71,589	629,589
President(3)	2021	—	—	—	—	—	—	—	—

____________

(1)      Awards pursuant to our 2013 Incentive Compensation Plan, 2014 Plan and 2020 Plan.

(2)      Mr. Dotson resigned as VP of Drug Development and General Counsel as of December 31, 2022 and is currently serving as Advisor to the Company.

(3)      Mr. Aldavero resigned on May 16, 2023.

Executive Officer Agreements

Anthony Hayes

On April 1, 2016, we entered into an employment agreement with Mr. Anthony Hayes pursuant to which Mr. Hayes serves as the Chief Executive Officer for a period of one year, subject to renewal. In consideration for his employment, we agreed to pay Mr. Hayes a base salary of $350,000 per annum. Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the Corporation’s 2014 Equity Incentive Plan, with respect to 118,512 shares of the Company’s common stock. One-half of the grant shall vest if as of December 31, 2016, the Corporation has pro-forma cash of at least five million dollars ($5,000,000) (cash plus any cash used for a Board-approved extraordinary acquisition or transaction reconstituting the Company’s core operations, less accrued bonuses) and one-half shall vest upon the Company meeting certain agreed upon criteria. As of June 30, 2020, 59,256 restricted stock units were vested and 59,256 restricted stock units were forfeited.

Under the April 1, 2016 employment agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Hayes, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during the term of the Employment Agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or pursuant to a change in control.

On October 19, 2017, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective January 1, 2017, Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Hayes was awarded a restricted stock unit grant for 30,000 shares of the Company’s common stock under the Company’s 2014 Equity Incentive Plan. Such grant shall vest in installments, in tandem with the satisfaction of the same criteria to which the cash bonus is subject. If all criteria are met, 100% of the grant of restricted stock units shall vest upon the determination of the Compensation Committee, which in any event shall not be later than March 15, 2018.

On June 28, 2021, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective on July 1, 2021 the term of the employment agreement shall be extended to June 28, 2024 and that Mr. Hayes’ executive compensation will be increased to $500,000 annually. Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors.

All other terms of Mr. Hayes’ employment agreement, effective as of April 1, 2016, as amended on October 9, 2017 and June 28, 2021, remain in full force and effect.

Darrell Dotson

As of February 9, 2023, Mr. Darrell Dotson serves as an advisor to the Company. Mr. Dotson previously served as VP of Drug Development and General Counsel of the Company and resigned from this position as of December 31, 2022. The terms of Mr. Dotson’s compensation for the years ended December 31, 2022 and 2021 were set forth in the following agreements between the Company and Mr. Dotson:

On January 1, 2017, we entered into an employment agreement with Mr. Dotson pursuant to which Mr. Dotson was to serve as the VP of Drug Development and General Counsel, for a period of three months, which was subject to automatic extension for three months unless either party provided notice of non-renewal. In consideration for his employment, we agreed to pay Mr. Dotson a base salary of $125,000 per annum. Mr. Dotson was entitled to receive an annual bonus in an amount equal to up to 50% of his base salary if we met or exceeded certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units to Mr. Dotson, pursuant to the Corporation’s 2014 Equity Incentive Plan, in addition to the cash bonus, upon confirmation by the compensation committee.

On March 24, 2020, we entered into an amendment to the employment agreement with Mr. Dotson pursuant to which Mr. Dotson was entitled to receive a base salary of $250,000 per annum. On July 1, 2021, we entered into a second amendment to the employment agreement with Mr. Dotson pursuant to which Mr. Dotson was entitled to receive a base salary of $300,000 per annum.

Under the January 1, 2017 employment agreement with Mr. Dotson, we agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Dotson, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) a cash payment of $250,000 and any unpaid compensation and vacation pay accrued during the term of his employment agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iii) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Dotson was a participant as of the date of termination. In addition, any options or restricted stock would be immediately vested upon termination of Mr. Dotson’s employment without “cause” or pursuant to a change in control.

We provided timely notice of non-renewal of Mr. Dotson’s contract ending December 31, 2022 and Mr. Dotson’s employment terminated without “cause” on December 31, 2022. Upon the termination of Mr. Dotson’s employment, Mr. Dotson received a one-time cash payment of $250,000.

Christopher Devall

On July 1, 2022, we entered into an employment agreement with Mr. Christopher Devall pursuant to which Mr. Devall serves as the Vice President, for a period of five years, which shall automatically be extended for an additional year unless either party provides notice of non-renewal. In consideration for his employment, we agreed to pay Mr. Devall a base salary of $250,000 per annum (which was prorated to $125,000 during the first year). The employment agreement provides for an annual salary of $300,000 in year two and $350,000 in year three through five. Mr. Devall was paid a $50,000 signing bonus in restricted stock that will fully vest on January 1, 2023. Mr. Devall’s employment agreement also provides for an annual bonus of a minimum of $50,000, to be paid in cash of restricted stock based on the determination of the Compensation Committee of the Board of Directors. We further agreed to grant executive restricted stock units (RSUs), pursuant to the Corporation’s 2014 Equity Incentive Plan, in addition to the cash bonus, upon confirmation by the Compensation Committee in the amount of $1,000,000. The RSUs vest on a pro rata basis on each of the twelve calendar quarters starting after the grant date. Mr. Devall is also entitled to the payment or reimbursement of up to $10,000 per month for reasonable out-of-pocket expenses.

The employment agreement also provides for customary events of termination of employment and provides that in the event of termination as a result of Mr. Devall’s death or disability, Mr. Devall is entitled to severance consisting of (i) twelve (12) months of his then current base salary, payable in a lump sum, less withholding of applicable taxes, within thirty (30) days of the date of termination; (ii) if he elects continuation coverage for group health coverage pursuant to COBRA, then for a period of twelve (12) months following the termination of Mr. Devall’s employment the Company will pay such amount of the COBRA premiums so that Mr. Devall is only required to pay the portion of the premiums that active employees are required to pay; and (iii) payment on a pro-rated basis of any annual bonus or other payments earned in connection with any bonus plan to which Mr. Devall was a participant as of the date of death or disability. In the event of termination of Mr. Devall’s employment (i) as a result of the non-renewal of the employment agreement by the Company at the end of the then current term, (ii) by Mr. Devall for “good reason” (as such term is defined in the employment agreement), (iii) by the Company, without cause, or (iv) by Mr. Devall, in the event of a change in control, then Mr. Devall is entitled to the same severance as provided above. Additionally, if termination is by Mr. Devall for good reason or by the Company, without cause, then all equity grants held by Mr. Devall will immediately vest.

Carlos Aldavero

Mr. Carlos Aldavero resigned as the President of Dominari Financial on May 16, 2023. Prior to his resignation, Mr. Aldavero voluntarily surrendered all previously granted executive restricted stock units (“RSUs”) and he surrendered his ability to receive equity grants from the Company in the future. The terms of Mr. Aldavero’s compensation for the year ended December 31, 2022 were set forth in the following agreements between the Company and Mr. Aldavero:

On July 22, 2022, the Company entered into an employment agreement with Mr. Carlos Aldavero to serve as the President of Dominari Financial for a period of three years, which was subject to an automatic extension for an additional year unless either party provided notice of non-renewal. In consideration for his employment, we agreed to pay Mr. Aldavero a base salary of $450,000 per annum (which was prorated to $198,750 during the first year). Following the initial three-year term, the Compensation Committee of the Board had the right to make adjustments to Mr. Aldavero’s base salary as it deemed fit. The employment agreement provided for a cash signing bonus in the amount of $213,000 upon the effective date of the employment agreement. Mr. Aldavero’s employment agreement also provided for an annual bonus at the discretion of the Board, to be paid in cash or restricted stock based on the determination of the Compensation Committee of the Board of Directors. We further agreed to grant RSUs, pursuant to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”), in addition to the cash bonus, upon confirmation by the Compensation Committee, in the amount of 50,000 shares. This grant was not made prior to December 31, 2022 because there were not any shares available for grant under the 2014 Plan at that time. The RSUs were to vest on a pro rata basis on each of the ten calendar months starting after the grant date. Mr. Aldavero was also entitled to RSUs in an amount equal to 2.5% of the Company’s fair market value as determined by the Board in good faith. The RSUs were to vest on a pro rata basis on each of the twelve calendar quarters following the grant date. This grant also was not made prior to December 31, 2022 because there were not any shares available for grant under the 2014 Plan at that time.

The employment agreement also provided for customary events of termination of employment and provided that in the event of termination as a result of Mr. Aldavero’s death or disability, Mr. Aldavero was entitled to severance consisting of (i) twelve (12) months of his then current base salary, payable in a lump sum, less withholding of applicable taxes, within thirty (30) days of the date of termination; (ii) if he elected continuation coverage for group health coverage pursuant to COBRA, then for a period of twelve (12) months following the termination of Mr. Aldavero’s employment, the Company would pay such amount of the COBRA premiums so that Mr. Aldavero was only required to pay the portion of the premiums that active employees are required to pay; and (iii) payment on a pro-rated basis of any annual bonus or other payments earned in connection with any bonus plan to which Mr. Aldavero was a participant as of the date of death or disability. In the event of termination of Mr. Aldavero’s employment (i) as a result of the non-renewal of the employment agreement by the Company at the end of the then current term, (ii) by Mr. Aldavero for Good Reason (as such term is defined in the Amended employment agreement), (iii) by the Company, without cause, or (iv) by Mr. Aldavero, in the event of a change in control, then Mr. Aldavero was entitled to the same severance as provided above. Additionally, if termination was by Mr. Aldavero for good reason or by the Company, without cause, then all equity grants held by Mr. Aldavero would have immediately vested. Upon Mr. Aldavero’s resignation, Mr. Aldavero received $225,000 in severance pay.

Outstanding Equity Awards at December 31, 2022

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Hayes	2,941	—	$10.88	12/23/2030
Darrell Dotson	72	—	$1,839.49	8/1/2024

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of the proxy statement as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On TSR(6)	Net Income (Loss)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$1,693,350	$1,693,350	$406,499	$406,499	$(66.73)	$(22,107)
2021	$960,000	$962,663	$108,333	$108,333	$(32.18)	$(7,171)

____________

(1)      For each year shown, the PEO was the Chief Executive Officer, Anthony Hayes, and the Named Executive Officers were Darrell Dotson, Carlos Aldavero and Christopher Devall.

(2)      The values reflected in this column reflect the “Total Compensation” paid to Mr. Hayes, the Company’s Principal Executive Officer, as set forth in the Summary Compensation Table included in this proxy statement.

(3)      The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Hayes, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hayes during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Hayes:

Year	Amounts Reported under the Summary Compensation Table Total column	Deduction for Amounts included in the prior column for “Stock Awards”	Inclusion of Equity Values	Compensation Actually Paid to PEO
2022	$1,693,350	$(484,888)	$484,888	$1,693,350
2021	$960,000	$—	$2,663	$962,663

(4)      The dollar amounts reported in this column represent the average of the amounts reported for our Named Executive Officers (NEOs), other than our PEO, in the “Total” column of the Summary Compensation Table in each applicable year. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to our PEO during the applicable year.

(5)      The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs, other than our PEO, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Weil) for each year to determine the compensation actually paid:

Year	Average of Amounts Reported under the Summary Compensation Table Total for Non-PEO NEOs	Deduction for Amounts included in the prior column for “Stock Awards”	Inclusion of Average Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs
2022	$406,499	$(64,617)	$64,617	$406,499
2021	$108,333	$—	$—	$108,333

(6)      Cumulative Total Share Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)      The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Hayes and the average amount of CAP to the Company’s Named Executive Officers as a group (excluding Mr. Hayes) relative to the Company’s cumulative TSR over the two years presented in the table.

Pay Versus TSR 2021 - 2022
Compensation Actually Paid ($ thousands)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Indexed Total Shareholder Return
-
(10)
(20)
(30)
(40)
(50)
(60)
(70)
(80)
2021
2022
CAP to PEO
CAP to non-PEO
TSR

Compensation Actually Paid and Net Loss

As demonstrated by the following table, the amount of CAP to Mr. Hayes and the average amount of CAP to the Company’s Named Executive officers as a group (excluding Mr. Hayes) is not aligned with the Company’s net loss over the two years presented in the table. The Company has not used net loss as a performance measure in the overall executive compensation program.

Pay Versus Net Income (Loss) 2021 - 2022
Compensation Actually Paid ($ thousands)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Annual Net Income (Loss) ($ thousands)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
2021
2022
CAP to PEO
CAP to non-PEO
Net Income

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our common stock owned beneficially as of the Record Date by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock, and Series D-1 Preferred Stock. As of the Record Date, there were 5,345,312 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned			Series D Preferred Stock		Series D-1 Preferred Stock
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage
Robert J. Vander Zanden	12,702	(2)	*	—	—	—	—
Anthony Hayes	214,506	(3)	4.06%	—	—	—	—
Tim S. Ledwick	12,826	(4)	*	—	—	—	—
Paul LeMire	12,411	(5)	*
Robert Dudley	12,411	(6)	*
Gregory James Blattner	12,411	(7)	*
Kyle Wool	207,062	(8)	3.92%
Yu Soo	613,416	(9)	11.61%
Christopher Devall	21,033	(10)	*
All Directors and Officers as a Group (9 persons)	1,118,778		9.74%	—	—	—	—
Stockholders
Daniel W. Armstrong 611 Loch Chalet Ct Arlington, TX 76012-3470	—		—	1,350	35.29%	—	—
R. Douglas Armstrong 570 Ocean Dr. Apt 201 Juno Beach, FL 33408-1953	—		—	450	11.76%	—	—
Francis Howard 376 Victoria Place London, SW1 V1AA United Kingdom	—		—	900	23.52%	—	—
Charles Strogen 6 Winona Ln Sea Ranch Lakes, FL 33308-2913	—		—	1,125	29.41%	—	—
Chai Lifeline Inc. 151 West 30th Street, Fl 3 New York, NY 10001-4027	—		—	—	—	834	100%

____________

*        Less than 1% of the outstanding shares of Common Stock.

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)      Includes 9,761 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(3)      Includes 211,565 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(4)      Includes 9,885 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(5)      Includes 9,470 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(6)      Includes 9,470 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(7)      Includes 9,470 shares of Common Stock and options to purchase 2,941 shares of Common Stock.

(8)      Includes 207,602 shares of Common Stock.

(9)      Includes 613,416 shares of Common Stock.

(10)    Includes 21,033 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board consists of Mr. Tim S. Ledwick, Mr. Kyle Wool, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire, Mr. Robert Dudley, and Ms. Soo Yu. The Board has determined that Dr. Vander Zanden, Mr. Ledwick, Mr. Blattner, Mr. LeMire, and Mr. Dudley are independent directors within the meaning of the applicable Nasdaq rules. Our Audit, Compensation and Nominating Committees consist solely of independent directors.

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible to approve all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.dominari.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2022.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Tim S. Ledwick, Chairman

Robert J. Vander Zanden

Paul LeMire

PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

Three Class III Directors are to be elected at the meeting to serve until the 2026 annual meeting of stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the three (3) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the 2023 Annual Meeting at which a quorum is present.

Directors Standing for Election: Nominees for Class III Director

The following table sets forth the three Class III nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position	Director Class to Serve on	Director Since
Gregory James Blattner	46	Director	III	2018
Paul LeMire	67	Director	III	2020
Kyle Wool	46	Director	III	2021

Gregory James Blattner

Mr. Blattner, who joined as a member of our Board of Directors in 2018, has nearly ten years of experience in the technology industry specializing in financial services. Since January 2022, he has served as the Vice President of CDI’s Modern IT Operations Business. CDI is technology services business that helps it clients architect, deploy and manage all of their multiplatform hybrid IT solutions. Prior to CDI Mr. Blattner spent 7 years at Agio a progressive managed information technology and cybersecurity services provider, where he was responsible for sales and account management of enterprise accounts. Prior to Agio, from May 2013 to December 2013, Mr. Blattner was a business development manager for the Eikon platform at Thomson Reuters. From 2010 to 2013, Mr. Blattner was a sales manager at American Express for its foreign exchange business. From 2005 to 2009, Mr. Blattner held various positions at JPMorgan, first in the operational risk management arm of the investment bank and later in Foreign Exchange product sales for its treasury services business. From 2000 to 2004, Mr. Blattner was an Associate at Morgan Stanley’s corporate treasury funding desk. He earned a bachelor’s degree from Iona College. The Board believes Mr. Blattner’s extensive experience in technology and operations solutions qualifies him to serve as a Director of the Company.

Paul LeMire

Mr. LeMire, who joined as a member of our Board of Directors in 2020, is a high-performing investment sales manager and product specialist with 25 years of verifiable success in positioning investment management solutions across multiple channels. Mr. LeMire previously served as the Managing Director of National Sales at Day Hagan Asset Management where he is responsible for managing the firm’s asset management business. Before joining Day Hagan Asset Management, Mr. LeMire was a Senior Regional Vice President for State Street Global Advisors and served in various other Vice President positions at Invesco, Old Mutual Investment Partners, Oppenheimer Funds and CitiGroup. Mr. LeMire holds a Master of Science degree in Mechanical Engineering from Polytechnic University, a Master of Business Administration from Adelphia University and a Bachelor of Science degree from Manhattan College. The Board of Directors believes that Mr. LeMire’s executive experience and financial expertise qualifies him to serve as a Director of the Company.

Kyle Wool

Mr. Wool, who joined as a member of our Board of Directors in 2021, has been the CEO of Dominari Financial Inc., the financial services subsidiary of the Company since March 2023. Prior to March 2023, Mr. Wool was the non-executive Chairman of Revere Wealth Management, where he provided integrated strategies designed to help build, manage and preserve wealth for wealthy families, endowments and foundations. Prior to his employment at Revere Wealth Management, Mr. Wool was an Executive Director at Morgan Stanley (NYSE: MS) from May 2013 to January 2021, where he provided strategic wealth management and investing guidance to his clients. Prior to his employment at Morgan Stanley and The Wool Group, Mr. Wool was employed at Oppenheimer and Co., Inc. in a number of roles, where he strategic wealth management and investing guidance to his clients, from 2005 to 2013. Specifically, from 2010 until 2013, Mr. Wool served as a Managing Director of the Professional Investors Group for Oppenheimer Asia Ltd. Mr. Wool currently serves as a board member of LifeLine NY, a charity foundation focused on attain medical equipment for the underprivileged children of Serbia and a board member of CIRSD (Center for International Relations and Sustainable Development), whose mission is to empower youth in communities with the greatest need to reach their full potential and pursue higher education. Mr. Wool is also a board member of the LangLang International Music Foundation. The Board of Directors believes that Mr. Wool’s extensive experience in banking and wealth management qualifies him to serve as a Director of the Company.

Directors Not Standing for Election

Name	Age	Position	Director Class	Director Since
Robert J. Vander Zanden	77	Director and Chairman of the Board	I	2004
Anthony Hayes	54	Director	II	2013
Tim S. Ledwick	65	Director	I	2015
Robert Dudley	68	Director	II	2020
Soo Yu	52	Director	II	2022

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, a member of the Board of Directors since 2004, having served as a Vice President of R&D at Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us. Additionally, Mr. Vander Zanden has specific experience in developing organizations designed to deliver against corporate objectives. Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin — Platteville, where he was named a Distinguished Alumnus in 2002. In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina’s Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division. With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division. Dr. Vander Zanden retired from Kraft Foods in 2004. He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board. His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation. Mr. Vander Zanden executive experience provides him with valuable business expertise, which the Board believes qualifies him to serve as a director of the Company.

Anthony Hayes

Mr. Anthony Hayes, a director and Chief Executive Officer since 2013, has served as the Chief Executive Officer of North South since March 2013 and since June 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board believes Mr. Hayes is qualified to serve as a director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer. On March 10, 2017, as a result of Mr. Frank Reiner’s resignation as Chief Financial Officer, Mr. Hayes began serving as the Company’s Principal Accounting Officer.

Tim S. Ledwick

Mr. Tim S. Ledwick, who joined as a director in 2015, was most recently the Chief Financial Officer of SYFT, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices which was successfully sold to GHX in 2022. In addition, since 2012 he has served on the board and Chair of the Audit Committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Tim was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering seven times return to shareholders. From 2001-2002, Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based NASDAQ listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm’s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University.

Robert Dudley

Mr. Dudley, who joined as a member of our Board of Directors in 2020, currently serves as the Eastern Division and Metropolitan New York City Regional Sales Manager for Select Sector Standard & Poor’s Depositary Receipts (“SPDRs”). Prior to joining Select Sector SPDRs in 2008, Mr. Dudley held several managerial positions at Merrill Lynch within from 1981 through 2007. Mr. Dudley began his career in the Merrill Lynch White Weld Capital Markets in Corporate Bond Syndicate, later moving to Sales Manager for Taxable Fixed Income and Equity Marketing. Later, Mr. Dudley managed Merrill Lynch Consults for the New York City District and ended his career as a Financial Advisor and Sales Manager at the Merrill Lynch Rockefeller Center Branch office. The Board of Directors believes that Mr. Dudley’s executive experience and financial expertise qualifies him to serve as a director of the Company.

Soo Yu

Ms. Yu, who joined as a member of our Board of Directors in 2022, has been the Managing Director of International Private Client Services for Revere Securities since January 2018. With more than a decade of experience working in financial services, she focuses on international business development and the cultivation of overseas client banking relationships. A naturalized U.S. citizen originally from South Korea, Soo brings significant expertise in Asian markets and expansive global reach through her connectivity with international contacts. Soo earned her B.A. in Fine Arts from the Fashion Institute of Technology and studied at the University of Nottingham and the Paris Fashion Institute. She holds Series 7 and Series 66 designations and her real estate license. Previously, she maintained her Series 79 and 24. Soo actively supports several nonprofit organizations, including philanthropies committed to improving the lives of children and the elderly as well as sustainability. She is currently a board member of The Korean Community Services of Metropolitan New York, Inc. The Board of Directors believes that Ms. Yu’s wealth management experience qualifies her to serve as a director of the Company.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2022.

	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Vander Zanden(2)	75,000	49,360	—	—	—	—	124,360
Tim Ledwick(3)	82,500	49,360	—	—	—	—	131,860
Gregory Blattner(4)	65,000	49,360	—	—	—	—	114,360
Paul LeMire(5)	65,000	49,360	—	—	—	—	114,360
Robert Dudley(6)	70,000	49,360	—	—	—	—	119,360
Kyle Wool(7)	32,143	484,888	—	—	—	248,071	765,102
Yu Soo(8)	36,607	49,360	—	—	—	—	85,967

____________

(1)      All stock awards were granted in accordance with ASC Topic 718 — Compensation — Stock Compensation.

(2)      Mr. Vander Zanden was paid $75,000 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Vander Zanden was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

(3)      Mr. Ledwick was paid $82,500 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Ledwick was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

(4)      Mr. Blattner was paid $65,000 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Blattner was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

(5)      Mr. LeMire was paid $65,000 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. LeMire was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

(6)      Mr. Dudley was paid $70,000 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Dudley was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

(7)      Mr. Wool was paid $32,143 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Wool was granted 78,588 shares of restricted stock awards for a fair value of $484,888. Mr. Wool was also granted $248,071 stock awards tax withholding bonus.

(8)      Mr. Soo was paid $36,607 in cash compensation for his service as a director in 2022. In addition, in August 2022, Mr. Soo was granted 8,000 shares of restricted stock awards for a fair value of $49,360.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2022:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

VOTE REQUIRED

The election of each nominee requires a plurality of the Voting Capital present and entitled to vote on the election of directors at the 2023 Annual Meeting at which a quorum is present.

The Board of Directors unanimously recommends that stockholders vote FOR the election of the Class III Director Nominees.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2023. A representative of Marcum is expected to be present at the 2023 Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to Marcum LLP for audit and other services provided for the fiscal year ended December 31, 2022. Marcum LLP did not provide any services in 2021.

2022
Audit Fees	$217,500
Audit Related Fees	—
Tax Fees	—
All Other Fees	$63,952
Total	$281,452

The following table sets forth the fees paid by our Company to WithumSmith+Brown, PC for audit and other services provided for the fiscal year ended December 31, 2021.

2021
Audit Fees	$129,200
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$129,200

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2022 and 2021. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At our 2017 annual meeting of stockholders, our stockholders approved a proposal that we shall have an advisory vote on executive compensation every year. Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our current Chief Executive Officer, Vice President of Drug Development & General Counsel and Vice President of Operations (collectively, the “Named Executive Officers”), as disclosed in the section entitled “Executive Compensation” of this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion). We are not asking stockholders to vote on the executive compensation of Mr. Carlos Aldavero because he is no longer an officer of the Company.

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

VOTE REQUIRED

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the Voting Capital that voted at the 2023 Annual Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 4:
NON-BINDING ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

We are providing our stockholders with the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote, similar to proposal 3 above, to approve or not approve the compensation of the named executive officers. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two, or three years.

After careful consideration of this proposal, the Board of Directors unanimously determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us and therefore unanimously recommends a vote for a three-year interval for future advisory voting on named executive officer compensation. We believe that annual and biannual advisory votes on executive compensation do not provide enough time for a full evaluation of our executive incentive programs before they come up for another advisory vote. This is especially true given our use of long-term incentives as part of our executive compensation packages. We believe that a three-year interval is more in line with our long-term incentive program and, by providing an advisory vote on our executive compensation program on a triennial basis, our Board of Directors and Compensation Committee will have sufficient time to thoughtfully respond to our shareholders’ sentiments and effectively implement any necessary changes in our compensation program. We understand that our stockholders may have different views as to what is the best approach, and we look forward to hearing from our stockholders on this proposal.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering the frequency of future advisory votes.

Vote Required

You may vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation “EVERY THREE YEARS,” “EVERY TWO YEARS” or “EVERY ONE YEAR,” or you may “ABSTAIN.” Approval requires that the choice of every one (1), two (2) or three (3) years receiving the highest number of votes at the 2023 Annual Meeting will be the frequency selected by the stockholders. Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

The Board of Directors unanimously recommends that stockholders vote for the proposal to hold an advisory vote to approve the compensation for our named executive officers EVERY THREE YEARS.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2023 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2023 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2024 annual meeting of stockholders (the “2014 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at Dominari Holdings Inc., Attention: Corporate Secretary, 725 5th Avenue, 22nd Floor, New York, New York 10022. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2024 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before July 21, 2024. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Second Amended and Restated By-laws permit stockholders to nominate directors and present other business for consideration at our 2024 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2024, you must submit a timely notice in accordance with the procedures described in our Second Amended and Restated By-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 60 days nor more than 90 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2024 Annual Meeting, such a proposal must be received on or after June 23, 2024, but not later than July 23, 2024. In the event that the date of the 2024 Annual Meeting is called for a date not within 30 days before or after the first anniversary date of the 2023 Annual Meeting, such notice by the stockholder must be so received by the Board no later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Second Amended and Restated Bylaws.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 31, 2023.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

DOMINARI HOLDINGS INC. 725 5TH AVENUE, 22ND FLOOR NEW YORK, NEW YORK 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DOMH2023 You may attend the 2023 Annual Meeting via the Internet and vote during the 2023 Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE/ATTEND VIRTUAL MEETING If you would like to vote/attend virtually, please attend the 2023 Annual Meeting to be held on September 21, 2023 at 8:00 a.m. Pacific Time/11:00 a.m. Eastern Time. More information for this meeting is located on the other side of this card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V21619-P97962 DOMINARI HOLDINGS INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, VOTE “FOR” EACH OF PROPOSAL 2 AND PROPOSAL 3, AND VOTE “FOR” THREE (3) YEARS FOR PROPOSAL 4 01) Gregory James Blattner 02) Paul LeMire 03) Kyle Wool Nominees: 1. Election of Class III Directors: For Against Abstain 2. To ratify the appointment by our Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve on a non-binding advisory basis of the executive compensation of our named executive officers. 4. To approve by a non-binding advisory vote of whether future non-binding advisory votes to approve the compensation paid by the Company to our named executive officers should be held every one (1), two (2) or three (3) years. 3 Years 2 Years 1 Year Abstain This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. DOMINARI HOLDINGS INC. Annual Meeting of Shareholders September 21, 2023 11:00 AM ET/8:00 AM PT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Anthony Hayes as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of DOMINARI HOLDINGS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, ET/8:00 AM, PT on September 21, 2023, at www.virtualshareholdermeeting.com/DOMH2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side